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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Science & Technology Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Science & Technology Fund dated November 3, 2000 (and to all references to our firm) included in or made a part of Pioneer Science & Technology Fund's Post-Effective Amendment No. 3 and Amendment No. 4 to Registration Statement File Nos. 333-94733 and 811-09785, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
September 20, 2001